================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                               SCIOTO DOWNS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                               SCIOTO DOWNS, INC.

6000 South High Street                                            Columbus, Ohio

                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS

To the Shareholders of
Scioto Downs, Inc.:

         Notice is hereby given that the annual meeting of the shareholders of Scioto Downs, Inc. will be held in the Clubhouse at Scioto Downs, 6000 South High Street, Columbus, Ohio, on Wednesday, February 28, 2001, at 2:00 P.M. (E.S.T.). The meeting is being held for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1)      To elect three directors, each for a term of three (3) years.

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The board has fixed January 3, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting, or any adjournments thereof.

         If you do not expect to be present in person, there is enclosed herewith for your use a proxy which you are requested to sign, date and return promptly in the enclosed self-addressed, stamped envelope.

                                               Very truly yours,



                                               RODERICK H. WILLCOX
                                               Secretary

Dated:  February 9, 2001
Columbus, Ohio

                               SCIOTO DOWNS, INC.
                             6000 SOUTH HIGH STREET
                              COLUMBUS, OHIO 43207

                                 PROXY STATEMENT

       The enclosed proxy is solicited by the board of directors of Scioto Downs, Inc. at the cost of the corporation for use at the annual meeting of the shareholders of the corporation to be held on Wednesday, February 28, 2001, or any adjournments thereof. This proxy statement is dated February 9, 2001, the intended date of mailing.

         Without affecting any vote previously taken, the proxy may be revoked by a shareholder at any time before it is voted by delivering to the corporation a later-dated proxy or by giving notice of revocation to the corporation in writing or in open meeting. All proxies which are signed, dated and received prior to the meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted FOR the election as directors of the nominees listed below under "ELECTION OF DIRECTORS".

         As used herein, the term "corporation" means Scioto Downs, Inc.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING RIGHTS

         The total number of outstanding voting securities of the corporation entitled to vote at the annual meeting is 595,767 common shares. Each shareholder is entitled to one (1) vote for each common share held of record on the 3rd day of January, 2001. There are no cumulative voting rights in the election of directors. There are no rights of appraisal or similar rights of dissenting shareholders with regard to the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth those persons or entities known to the corporation to be the beneficial owners of more than five percent (5%) of the outstanding voting securities of the corporation on January 3, 2001.


                                                                                      Amount and
                                                                                      Nature of
                  Title of               Name and Address of                          Beneficial        Percent
                  Class                  Beneficial Owner                             Ownership         of Class
                  -----                  ----------------                             ---------         --------

                  Common                 MARA Enterprises, Inc. (1)                   63,420            10.64%
                                         5525 Hoover Road
                                         Grove City, Ohio 43123

                  Common                 LaVerne A. Hill (2)                          208,228           34.96%
                                         4814 Riverside Drive
                                         Columbus, Ohio  43220

                  Common                 Bud C. Hatfield                              147,558           24.77%
                                         4000 West Broad Street
                                         Columbus, Ohio 43228

     (1)          On November 15, 2000, Mid-America Racing Association, Inc.
                  transferred 63,420 shares of Scioto Downs, Inc. to MARA Enterprises, Inc. to satisfy an intercompany obligation. LaVerne A. Hill owns the same percentage of the outstanding shares of MARA Enterprises, Inc. as she does of the outstanding shares of Mid-America Racing Association, Inc.

     (2) LaVerne A. Hill owns 144,808 shares of the corporation directly, constituting 24.3% of the outstanding voting securities. LaVerne A. Hill is also a majority shareholder of MARA Enterprises, Inc., which owns 63,420 shares of the corporation, constituting 10.64% of the outstanding voting securities. LaVerne A. Hill therefore beneficially owns 208,228 shares which represents 34.96% of the outstanding voting securities. The shares owned by MARA Enterprises, Inc. as shown above are also included in the number of shares beneficially owned by LaVerne A. Hill. See also footnote (3) under ELECTION OF DIRECTORS.


SECURITY OWNERSHIP OF MANAGEMENT

                  For further information, see footnotes under ELECTION OF DIRECTORS.


                                                                       Amount and
                                                                       Nature of
                  Title of               Name and Address of           Beneficial                     Percent of
                   Class                  Beneficial Owner             Ownership                         Class
                  --------               -------------------           ----------                     ----------

                  Common                 LaVerne A. Hill                 208,228                          34.96
                                         4814 Riverside Drive
                                         Columbus OH 43220

                  Common                 Edward T. Ryan                        0                              0
                                         3538 Gateway Lake Drive
                                         Grove City, Ohio 43213

                  Common                 Robert S. Steele                  6,267                           1.05
                                         2607 Geyerwood Court
                                         Grove City OH 43123

                  Common                 John J. Chester                   3,979                            .66
                                         4906 Riverside Drive
                                         Columbus OH 43220

                  Common                 Delmer L. Bone                    9,000                           1.51
                                         208 North King
                                         Xenia OH 45385

                  Common                 John F. Fissell                   3,586                            .60
                                         565 Lawnwood Court
                                         Circleville OH 43113

                  Common                 William C. Heer                   9,265                          1.55
                                         124 Ashbourne
                                         Columbus OH 43209


                  Common                 Robert R. Schwartz                   181                           .03
                                         9610 Wash. - Waterloo Rd. NE
                                         Washington Court House OH 43160

                  Common                 Richard H. McClelland                  0                             0
                                         5495 Marysville Pike
                                         Zanesville, Ohio 43701

CHANGES IN CONTROL

                  No arrangements are known to the corporation the operation of which may at a subsequent date result in a change in control of the corporation.

                              ELECTION OF DIRECTORS

                  The board of directors has designated the nominees listed below for election as directors of the corporation for terms expiring in 2004. All of the nominees are presently directors of the corporation and, except for Edward T. Ryan, have been previously elected by the shareholders. Edward T. Ryan was elected by the board of directors to fill the vacancy created by the death of Russel G. Means. The enclosed proxy will be voted as specified thereon, or if no instructions are given to the contrary, FOR the nominees; however, the persons designated as proxies reserve full discretion to cast votes for other persons in the event the nominee who would otherwise receive the votes is unable to serve. The board of directors has no reason to believe that any of the nominees will be unable to serve.

                  Under Ohio law and the corporation's Code of Regulations, the three nominees receiving the greatest number of votes will be elected as directors. Votes will be tabulated by Inspectors of Election appointed at the annual meeting. Abstentions are tabulated but not counted in total of votes "for" a nominee.

                  The following table sets forth the nominees for election to the board of directors, the directors of the corporation whose terms in office will continue, and certain information, as of January 3, 2001, with respect to each nominee and director and all directors and executive officers as a group.


                           DIRECTOR                           POSITIONS WITH CORPORATION                  COMMON SHARES
                           CONTINUOUSLY                       AND BUSINESS EXPERIENCE                     BENEFICIALLY
NAME AND AGE               SINCE                              DURING PAST FIVE YEARS                      OWNED (1)
------------               ------------------                 -----------------------------               ---------


                                                 NOMINEES - TERMS TO EXPIRE IN 2004

John J. Chester, 80               1976               Director, Scioto Downs, Inc.;                            3,979 (3)(6)
                                                     Partner in law firm of Chester,
                                                     Willcox & Saxbe LLP


Delmer L. Bone, 70                1995               Director, Scioto Downs, Inc.;                              9,000
                                                     Retired elected official; Retired
                                                     business executive

Edward T. Ryan, 59                2000               President and Director, Scioto
                                                     Downs, Inc.; Vice President and
                                                     Director, Mid-America Racing
                                                     Association, Inc.; Vice President
                                                     and General Manager, Freehold
                                                     Raceway; Owner and President of
                                                     "On The Right Track" Racetrack
                                                     Building and Consultant Company                                0

                                           CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2002

John F. Fissell, 71             1986                 Director, Scioto Downs, Inc.;                              3,586
                                                     Consultant, S & D Properties

William C. Heer, 79             1952                 Director and Treasurer, Scioto                             9,265 (3)(5)
                                                     Downs, Inc.; Vice President,
                                                     National Graphics; Director and
                                                     Treasurer, Mid-America Racing
                                                     Association, Inc.

Richard H. McClelland, 62  1998                      Director, Scioto Downs, Inc.                                   0
                                                     President, Shelly & Sands Inc.;
                                                     Vice-President, O.K. Coal & Concrete Company

                                           CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2003

LaVerne A. Hill, 77               1985               Director and Vice-President,                             208,228(2)(3)
                                                     Scioto Downs, Inc.; President and
                                                     Director, Mid-America Racing
                                                     Association, Inc.

Robert S. Steele, 81              1974               Director, former President and Chief                       6,267(3)(4)
                                                     Operating Officer, Scioto Downs,
                                                     Inc.; Vice-President and Director,
                                                     Mid-America Racing Association,
                                                     Inc.

Robert R. Schwartz, 53            1997               Director, Scioto Downs, Inc.;                               181
                                                     Doctor of Veterinary Medicine





All executive officers and directors as a group (10 people)                                                  240,606(7)

------------------------------

                  (1) All amounts are as of January 3, 2001. Unless otherwise indicated, each named person has sole investment power over the listed shares, or shares such power with his spouse. LaVerne A. Hill (34.96%), Delmer L. Bone (1.51%), William C. Heer (1.55%) and Robert S. Steele (1.05%) are the only directors, nominees or executive officers with beneficial ownership of more than 1% of the corporation's outstanding common shares.

                  (2) See footnote (2) under "Security Ownership of Certain Beneficial Owners".

                  (3) LaVerne A. Hill, John J. Chester, Robert S. Steele and William C. Heer own all of the outstanding shares of MARA Enterprises, Inc. MARA Enterprises, Inc. owns 63,420 shares of the corporation. LaVerne A. Hill is a majority shareholder, President and director of MARA Enterprises, Inc. Mr. Heer is Treasurer and a director of MARA Enterprises, Inc. Mr. Steele is Vice-President and a director of MARA Enterprises, Inc. John J. Chester is a director of MARA Enterprises, Inc.

                           There is in effect a lease of its premises from the
corporation to Mid-America Racing Association, Inc. for the conducting of a harness race meeting. This race meeting has traditionally been held following the conclusion of the race meeting conducted by the corporation. The term of the lease is for twenty-five years, commencing January 1, 1988. The rent to be paid is determined on the basis of a percentage of the mutuel handle generated during the Mid-America racing meeting plus the sharing of certain expenses. During the fiscal year ending October 31, 2000, $349,094 plus $336,920 in shared expenses, was received by the corporation pursuant to this lease. In addition, Mid-America Racing Association, Inc. paid $7,200 to the corporation for office rental. Management believes that this lease arrangement with Mid-America Racing Association, Inc. is no less favorable to the Company than one that might be obtained from a nonaffiliated party. Improvements have been made by the corporation, at its expense, to the racing facilities owned by it located at 6000 South High Street. Under the applicable provisions of the Ohio racing law, improvements that meet certain standards may be approved as qualifying for tax abatement. Up to seventy percent (70%) of the cost of approved improvements may be recovered through this tax abatement program which is based on a reduction in parimutuel taxes. During the fiscal year ending October 31, 2000, Mid-America Racing Association, Inc. retained $168,115 as a result of the tax abatement program, which funds were returned to the corporation at whose expense the improvements were made. In addition, in 2000 Mid-America Racing Association, Inc. paid the corporation $60,051 which consists of two (2) monthly payments on the loan carried by the corporation with National City Bank to finance the clubhouse remodeling and a portion of the forty-seven percent (47%) of the loan for simulcasting equipment which Mid-America Racing Association, Inc. has agreed to pay.

                  (4) Robert S. Steele owns 3,648 shares directly. Robert S. Steele and his wife jointly own 2582 shares and exercise voting and investment powers as to these shares. Robert S. Steele holds 37 shares as custodian for his son and exercises voting and investment powers as to these shares.

                  (5) William C. Heer owns 8,265 shares directly. William C. Heer's wife owns 1000 shares and exercises voting and investment powers as to these shares. Mr. Heer was an officer of National Graphics Corporation which did printing business with the corporation in 2000 in the amount of $81,043. Mr. Heer has no ownership interest in National Graphics Corporation.

                  (6) John J. Chester is a partner in the law firm of Chester, Willcox & Saxbe, LLP which has been retained as legal counsel for the corporation during the last fiscal year and which is legal counsel for the corporation during the current fiscal year.

                  (7) See Notes 1 - 5 above. These 240,606 shares represent 40.4% of the corporation's outstanding common shares and include 100 shares owned by Roderick H. Willcox, secretary of the corporation.

                  None of the directors or nominees are also directors of companies with a class of equity securities registered pursuant to the Securities Exchange Act of 1934, or otherwise subject to its periodic reporting requirements.

                  No family relationships exist among the directors and nominees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  To the knowledge of the corporation all reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 have been filed.

COMPENSATION OF DIRECTORS

                  Each director receives $300 for each board meeting attended as compensation for their services as a director. In addition, a director is compensated for travel expenses to a board meeting at the rate of 31.5 cents per mile for all mileage traveled inside the State of Ohio, but outside of Franklin County. Directors who are members of a committee receive $300 for each committee meeting attended by that director.

COMMITTEES OF THE BOARD OF DIRECTORS

                  The functions and membership of the audit committee are described under "Report of the Audit Committee" below.

                  The board of directors has a compensation committee consisting of Delmer L. Bone, John F. Fissell and John J. Chester. The function of this committee is to review the compensation of executive officers and report their findings and recommendations to the full board. The committee met in February of 2000 and reported to the board at the annual directors meeting in February, 2000.

                  The board of directors does not have a nominating committee.

REPORT OF THE AUDIT COMMITTEE

                  The Audit Committee oversees the Company's financial reporting process on behalf of the board of directors. The committee is composed of three independent directors who met twice in fiscal 2000. The committee operates under a written charter (Appendix A) adopted by the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the Company's systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality and the acceptability of the Company's financial reporting and controls.

                  The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality and the acceptability of the Company's financial reporting and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the auditors' written disclosures required by the Independence Standards Board.

                  The committee also discussed with the Company's independent auditors the overall scope and plans for their audit. The committee will meet periodically with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

                  In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended October 31, 2000 for filing with the Securities and Exchange Commission. The committee also evaluated and recommended to the board the reappointment of the Company's independent auditors for fiscal 2001.

                  The following are the members of the audit committee: John F. Fissell, Richard H. McClelland and Robert R. Schwartz.

                  During the last fiscal year ending October 31, 2000, there were eleven meetings of the board of directors. All directors attended at least 75% of the aggregate of (1) the total number of meetings of the board held during the period for which they were a director, and (2) the total number of meetings held by all committees of the board on which he or she served.

                               EXECUTIVE OFFICERS

                  The following information relates to the present executive officers of the corporation.


Name and Age                        Office                                       Business Experience - Five Years
------------                        ------                                       --------------------------------
Edward T. Ryan, 59                  President and General                        President and Director, Scioto Downs,
                                    Manager since April 2000                     Inc.; Vice President and Director,
                                                                                 Mid-America Racing Association, Inc.;
                                                                                 Vice President and General Manager,
                                                                                 Freehold Raceway; Owner and
                                                                                 President of "On the Right Track"
                                                                                 Racetrack Building and Consulting
                                                                                 Company

LaVerne A. Hill, 77                 Vice-President since 1992.                   Vice-President Scioto Downs, Inc.;
                                                                                 President and Director, Mid-America
                                                                                 Racing Association, Inc.

William C. Heer, 79                 Treasurer since 1959.                        Vice-President National Graphics;
                                                                                 Treasurer, Scioto Downs, Inc.; Director
                                                                                 and Treasurer, Mid-America Racing
                                                                                 Association, Inc.

Roderick H. Willcox, 67             Secretary since 1974.                        Partner in law firm of Chester,
                                                                                 Willcox & Saxbe, LLP, counsel for
                                                                                 Scioto Downs, Inc.

         No family relationships exist among the Executive Officers.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

                  The following table sets forth information for the fiscal years ended October 31, 2000, 1999 and 1998 as to cash compensation paid by the corporation, as well as certain other compensation paid or accrued for those years, to the corporation's chief executive officer or person serving in that capacity.


                           SUMMARY COMPENSATION TABLE

                                                                       Long-Term Compensation
                                                             ----------------------------------

                                 Annual Compensation                Awards           Payouts
                          ---------------------------------- ----------------------------------
    (a)          (b)         (c)        (d)         (e)         (f)         (g)        (h)               (i)
                                                                                                      All Other
                                                                                                    Compensation
                                                                                                       ($)(2)

                                                   Other
                                                   Annual    Restricted

Name and                                         Compen-sation Stock                   LTIP                   Total
Principal                                           ($)        Awards     Options    Payouts     Matching    Pension
Position         Year     Salary($)   Bonus($)                  ($)      SARs (#)      ($)         401K     Received
------------- ----------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------
Robert S.      6/15/00     33,562       -0-         -0-         -0-         -0-        -0-          827      24,872
Steele,        10/31/99    62,500       -0-         -0-         -0-         -0-        -0-        1,875      24,872
President      10/31/98    62,500       -0-         -0-         -0-         -0-        -0-        1,725      24,872
and Chief
Operating
Officer (1)
------------- ----------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------
Edward T.      10/31/00    29,792       -0-         -0-         -0-         -0-        -0-         -0-         -0-
Ryan,
President
and Chief
Operating
Officer (3)
------------- ----------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------


(1) Robert S. Steele retired as President April 15, 2000, retirement effective June 15, 2000.

(2) One-half of this pension distribution is attributable to Scioto Downs, Inc. and one-half to Mid-America Racing Association, Inc.

(3) Edward T. Ryan assumed the position of President and Chief Operating Officer April 15, 2000.


                                LEGAL PROCEEDINGS

                  To the corporation's knowledge, there are no material pending legal proceedings to which any director, officer or affiliate of the corporation, any owner of record or beneficially of more than five percent of the voting securities of the corporation, or any associate of any such director, officer or security holder is a party adverse to the corporation or has a material interest adverse to the corporation.

                              INDEPENDENT AUDITORS

                  PricewaterhouseCoopers LLP was the auditor for the corporation for the fiscal year ended October 31, 2000, and the board of directors, upon recommendation of the audit committee, has selected it as auditor for the year ending October 31, 2001. It is expected that representatives of PricewaterhouseCoopers LLP will be present at the shareholders' meeting and will be given an opportunity to make a statement and to respond to appropriate questions.

                  The corporation's financial statements for the previous fiscal year were audited by PricewaterhouseCoopers LLP. In addition, they also reviewed the corporation's annual and quarterly reports filed with the Securities and Exchange Commission.

                              FINANCIAL INFORMATION

                  The financial information contained in the 2000 annual report of the corporation is incorporated herein by reference.


                              SHAREHOLDER PROPOSALS

                  Proposals of shareholders intended to be presented at the next annual meeting of the corporation must be received by the corporation for inclusion in the proxy statement and proxy relating to that meeting no later than September 21, 2001.

                                  OTHER MATTERS

                  Management knows of no other business which may be brought before the forthcoming annual meeting of shareholders. However, if any other matter shall properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters.

                  IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. EXECUTORS, ADMINISTRATORS, TRUSTEES, AND OTHER FIDUCIARIES SHOULD SO INDICATE WHEN SIGNING THE PROXY. IF STOCK IS OWNED BY MORE THAN ONE PERSON, SIGNATURES OF ALL OWNERS ARE NECESSARY.

                  IT IS IMPORTANT TO RETURN THE ENCLOSED PROXY IMMEDIATELY SO THAT YOUR CORPORATION MAY BE MANAGED PROPERLY.

                  By order of the board of directors.

                                            RODERICK H. WILLCOX
                                            Secretary

Dated:  February 9, 2001
Columbus, Ohio

                                   APPENDIX A
                                   ----------

                             AUDIT COMMITTEE CHARTER
                             -----------------------

         The audit committee will assist the board of directors in fulfilling its oversight responsibilities. The audit committee will review the financial reporting process, the system of internal control, the audit process and the company's process for monitoring compliance with laws and regulations. In performing its duties, the committee will maintain effective working relationships with the board of directors, management and the internal and external auditors.

                                       I.

                                  ORGANIZATION
                                  ------------

         A. The audit committee shall consist of three directors, at least two of whom are independent directors. For purposes of the audit committee, a director shall be considered to be independent if the director is not employed by the corporation and has not been so employed during the past five years, the director is not a member of the immediate family of an individual who is or in the past five years has been employed by the corporation, a director who has not been a partner in or a controlling shareholder or an executive officer of a for profit business organization to which the corporation made or from which the corporation received payments that are or have been significant to the corporation or business organization in any of the past five years. The members of the audit committee shall be elected by the board of directors who shall also designate the director to serve as chairman of the audit committee.

         B. The audit committee shall meet not less than quarterly at the time the corporation's quarterly report is to be filed with the Securities and Exchange Commission. The audit committee shall meet at such other times as called by the chairman.

                                       II.

                           ROLES AND RESPONSIBILITIES
                           --------------------------

         A. With regard to internal financial controls, the audit committee shall:

                  1. Evaluate whether management is satisfactorily communicating the importance of internal controls to all employees;

                  2. Review the extent to which internal and external auditors review computer systems and applications and the contingency plan for processing financial information in the event of a systems breakdown;

                  3. Determine whether internal control recommendations made by external auditors have been implemented by management; and

                  4. Insure that the external auditors keep the audit committee informed about fraud, illegal acts, deficiencies in internal control and certain other matters.

         B.       With regard to financial reporting, the audit committee shall:

                  1. Review with management and internal and external auditors significant risks and exposures and the plans to minimize such risks;

                  2. Review the annual financial statements to determine whether or not they are consistent with the information known to the committee members;

                  3. Pay particular attention to unusual transactions disclosed in the annual financial statement;

                  4. Meet with management and the external auditors to review the financial statements and the results of the audit;

                  5. Consider management's handling of proposed audit adjustments identified by the external auditors;

                  6. Review the management discussion analysis and other sections of the annual report before its release and consider whether the information is adequate and consistent with the members' knowledge about the corporation and its operations; and

                  7. Insure that the external auditors communicate certain required matters to the committee.

         C. With regard to interim financial statements, the audit committee shall:

                  1. Meet with the external auditors to discuss their review of the quarterly financial statements;

                  2. Discuss with management and the external auditors whether or not there are any significant or unusual events or transactions; and

                  3. Discuss with the external auditors whether or not there are any actual or proposed changes in accounting or financial reporting practices.

         D. With regard to compliance with laws and regulations, the audit committee shall:

                  1. Review the effectiveness of the corporation's system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up on any fraudulent acts or accounting irregularities;

                  2. Be satisfied that regulatory compliance matters have been considered in the preparation of the financial statements; and

                  3. Review the findings of any examinations by regulatory agencies such as the Securities and Exchange Commission.

         E.       With regard to the external audit, the audit committee shall:

                  1. Review the external auditor's proposed audit scope and approach;

                  2. Review the performance of the external auditors and recommend to the board of directors the appointment or discharge of the external auditors; and

                  3. Review and confirm the independence of the external auditors by reviewing the non-audit services provided and the auditors' assertion of their independence in accordance with professional standards.

         F. In addition to other responsibilities, the audit committee shall:

                  1. Meet with external auditors, those responsible for any internal audits and management in separate sessions to discuss any matters that the committee or these groups believe should be discussed privately;

                  2. Review with the company's counsel any legal matters that could have a significant impact on the corporation's financial statements;

                  3. Insure that significant findings and recommendations made by the external auditors are received and discussed on a timely basis; and

                  4. Perform other oversight functions as requested by the full board.

                                      III.

                           REPORTING RESPONSIBILITIES
                           --------------------------

         A. The audit committee shall regularly update the board of directors about committee activities and make appropriate recommendations.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                               SCIOTO DOWNS, INC.
                               ------------------

6000 South High Street                                            Columbus, Ohio

         The undersigned hereby appoints John F. Fissell, Robert R. Schwartz and Robert S. Steele, and each of them, as proxies, with full powers of substitution, and hereby authorizes them to represent and to vote all of the shares of Scioto Downs, Inc. standing in the name of the undersigned at the annual meeting of shareholders of said company to be held at Scioto Downs, 6000 South High Street, Columbus, Ohio, on February 28, 2001, at 2:00 P.M., or at any adjournment thereof, as designated below. A majority of said attorneys and proxies who shall be present at the meeting (or if only one be present and act, then that one) shall have and exercise all the powers hereunder.

1.       ELECTION OF DIRECTORS                        WITHHOLD AUTHORITY
            For all nominees listed below  [ ]        to vote for all
            (except as marked to the                  nominees listed
            contrary below)                           below            [ ]

         Nominees for terms ending in 2004: Delmer L. Bone, John J. Chester and Edward T. Ryan.

         TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW

         ----------------------------------------------------------------------

2.       Upon such other business as may properly come before the meeting.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF AUTHORITY TO VOTE FOR ANY NOMINEE IS NOT WITHHELD, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE.

                                     Shareholder's Signature

                                     ------------------------------------------

                                     ------------------------------------------
                                     Executors, Administrators,
                                     Trustees, Guardians and
                                     persons signing under
                                     powers of attorney should
                                     indicate their respective
                                     capacity. If shares are
                                     held jointly, each holder
                                     should sign.

Dated _________________, 2001


                                     PLEASE SIGN, DATE AND
                                        MAIL PROMPTLY